                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-b(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            Man Sang Holdings, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                             39 CHATHAM ROAD SOUTH
                        TSIMSHATSUI, KOWLOON, HONG KONG

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MONDAY, SEPTEMBER 8, 1997

To the Shareholders of Man Sang Holdings, Inc.:

     An Annual Meeting of Shareholders of Man Sang Holdings, Inc. (the "Company") will be held at 21/F, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong, at 10:00 a.m., on Monday, September 8, 1997 for the following purposes:

          1. To elect eight Directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

          2. To ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent accountants.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on August 28, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                          By Order of the Board of Directors

                                          /s/ Sam Sio
                                          Sam Sio
                                          Secretary

Hong Kong
August 27, 1997

                            MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                             39 CHATHAM ROAD SOUTH
                        TSIMSHATSUI, KOWLOON, HONG KONG

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 8, 1997

PURPOSE

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Man Sang Holdings, Inc., a Nevada corporation (the "Company"), to be voted at the 1997 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at 21/F, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong, on Monday, September 8, 1997 at 10:00 a.m. local time. The accompanying enclosed notice of the Annual Meeting, this Proxy Statement and the enclosed proxy are being mailed to shareholders on or about August 29, 1997. All of the expenses in connection with soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and this Proxy Statement to the beneficial owners of the Company's common stock, will be borne by the Company.

PROXIES AND REVOCATION OF PROXIES

     The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company, and not properly revoked, prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, and FOR the ratification of the appointment of the designated independent accountants. Any proxy given pursuant to this solicitation may be revoked by the person giving it anytime before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy; or (ii) attending the Annual Meeting and voting in person.

VOTING SECURITIES

     The Board of Directors has fixed August 28, 1997 as the record date (the "Record Date") for the determination of holders of common stock, $.001 par value, of the Company (the "Common Stock") entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, there were outstanding and entitled to vote 4,304,862 shares of the Common Stock. The holders of the Common Stock will be entitled to one vote per share of the Common Stock registered in their names on the books of the Company at the close of business on the Record Date. In addition to the Common Stock, there were 100,000 shares of Series A Preferred Stock (the "Series A Preferred Stock") outstanding and entitled to vote as of the Record Date. The holders of Series A Preferred Stock, as a class, are entitled to one-third voting control, or an aggregate of 2,152,431 votes at the Annual Meeting, in all matters voted on by the shareholders of the Company.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The information furnished in the following table indicates beneficial ownership of shares of the Company's Common Stock, as of June 23, 1997, by (i) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, nominee for director and Named Officer of the Company, individually, and (iii) all officers and directors of the Company as a group.

NAME AND ADDRESS                                             AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                         BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS
----------------------------------------------------------  -----------------------     ----------------
Cafoong Limited(2)(3).....................................         2,750,000                    64%
SIO Kam Seng, Sam(3)......................................               -0-                *
YAN Sau Man, Amy(3).......................................               -0-                *
CHENG Chung Hing, Ricky(2)(3).............................               -0-                *
CHENG Tai Po(2)(3)........................................               -0-                *
HUNG Kwok Wing, Sonny(3)..................................               -0-                *
LAI Chau Ming, Matthew(3).................................               -0-                *
YUEN Ka Lok, Ernest(3)....................................               -0-                *
NG Hak Yee, Patrick(3)....................................               -0-                *
All executive officers and directors as a group (8
  persons)................................................         2,750,000                    64%

---------------
  * Less than 1%

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) Cafoong Limited owns directly 1,357,875 shares of Common Stock of the Company. Cafoong Limited also owns indirectly 1,392,125 shares of Common Stock of the Company by virtue of holding all issued and outstanding shares of certain British Virgin Islands companies which own such shares of Common Stock of the Company. Because Cheng Chung Hing, Ricky and Cheng Tai Po own 60% and 40%, respectively, of all issued and outstanding stock, and are directors, of Cafoong Limited, they may be deemed to be the beneficial owners of the shares of Common Stock of the Company which are owned, directly or indirectly, by Cafoong Limited.

(3) Address is 21st Floor, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong.

     The information furnished in the following table indicates beneficial ownership of the Company's Series A Preferred Shares, as of June 23, 1997, by each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Series A Preferred Shares.

NAME AND ADDRESS                                             AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                         BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS
----------------------------------------------------------  -----------------------     ----------------
Cafoong Limited(1)........................................          100,000                   100.0%

---------------
(1) Cheng Chung Hing, Ricky and Cheng Tai Po own 60% and 40%, respectively, of all issued and outstanding stock, and are directors, of Cafoong Limited and, accordingly, are deemed to be the beneficial owners of the shares of Series A Preferred Stock of the Company owned by Cafoong Limited.

QUORUM AND VOTING PROCEDURES

     The presence at the Annual Meeting, in person or by proxy, of the holders representing a majority of voting powers of the outstanding shares of the Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum. Shares of Common Stock and Series A Preferred Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

     The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the nominees to the Board of Directors named in this Proxy Statement, for the ratification of the appointment of Deloitte Touche Tohmatsu as the Company's certified public accountants; and at the discretion of the persons named in the accompanying proxy on any other business that may properly come before the Annual Meeting.

     Under applicable law and the Company's Articles of Incorporation and Bylaws, if a quorum is present at the Annual Meeting, the eight nominees for election to the Board of Directors who receive a plurality of votes cast for the election of directors present in person or represented by proxy shall be elected directors. The appointment of Deloitte Touche Tohmatsu as the Company's certified public accountants will be ratified if a majority of votes cast in the Annual Meeting in person or by proxy are in favor of Proposal 2 hereof. Abstentions and broker non-votes will not affect the outcome of the voting because they will not represent votes cast.

     The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

     Under the laws of the State of Nevada, dissenters rights are not available to shareholders of the Company with respect to any matter scheduled to be brought before the Annual Meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     Eight directors are to be elected to serve until the next annual meeting of shareholders or until their successors are elected and shall have been qualified. The Board of Directors has nominated Cheng Chung Hing, Ricky; Cheng Tai Po; Sio Kam Seng, Sam; Yan Sau Man, Amy; Hung Kwok Wing, Sonny; Lai Chau Ming, Matthew; Yuen Ka Lok, Ernest and Ng Hak Yee, Patrick to serve as directors (the "Nominees"). Cheng Chung Hing, Ricky; Cheng Tai Po; Sio Kam Seng, Sam; Yan Sau Man, Amy; Hung Kwok Wing, Sonny; Lai Chau Ming, Matthew and Yuan Ka Lok, Ernest are currently serving as directors of the Company. Ng Hak Yee, Patrick is nominated to serve as a director of the Company for the first time. Directors shall be elected by shareholders holding a plurality of the votes represented by the shares of Common Stock and Series A Preferred Stock present at the Annual Meeting. In the event that any one of the Nominees is unable or declines to serve as a director, the Board of Directors intends to substitute another person of their choice as nominee, in his place and stead, or to present such lesser number of directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

INFORMATION REGARDING NOMINEES

     The following table sets forth, as of July 31, 1997: the name and age, position held with the Company and term of office, of each of the Nominees for director of the Company.

              NAME                 AGE              POSITION(S) HELD                TERM OF OFFICE
---------------------------------  ---     -----------------------------------     ----------------
CHENG Chung Hing, Ricky..........  36      President and Chairman of the Board      1/96 to present
CHENG Tai Po.....................  44      Vice Chairman of the Board               1/96 to present
SIO Kam Seng, Sam................  38      Chief Executive Officer and              1/96 to present
                                           Director
YAN Sau Man, Amy.................  34      Vice President and Director              1/96 to present
HUNG Kwok Wing, Sonny............  34      Vice President and Director             11/96 to present
NG Hak Yee, Patrick..............  35      Chief Financial Officer                              (1)
LAI Chau Ming, Matthew...........  44      Director                                11/96 to present
                                           Senior Manager of Vickers
                                           Ballas Hong Kong Limited
YUEN Ka Lok, Ernest..............  34      Director                                11/96 to present
                                           Partner in the law firm of
                                           Ivan Tang & Co.

---------------
(1) Nominated for first term as director.

INFORMATION REGARDING EXECUTIVE OFFICERS

     The following table sets forth the names, ages and offices of the present executive officers of the Company. The periods during which such persons have served in such capacities and information with respect to non-employee directors are indicated in the description of business experience of such persons below.

                             NAME                            AGE         POSITION HELD
    -------------------------------------------------------  ---     ----------------------
    Cheng Chung Hing, Ricky................................  36      President and Chairman
    Cheng Tai Po...........................................  44      Vice Chairman
                                                                     Chief Executive
    Sio Kam Seng, Sam......................................  38      Officer
    Yan Sau Man, Amy.......................................  34      Vice President
    Hung Kwok Wing, Sunny..................................  34      Vice President
                                                                     Chief Financial
    Ng Hak Yee, Patrick....................................  35      Officer

FAMILY RELATIONSHIPS

     Cheng Chung Hing, Ricky and Cheng Tai Po are brothers. Other than the foregoing, there are no family relationships among the above directors and executive officers of the Company.

BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS

     CHENG Chung Hing, Ricky, co-founder of the Man Sang Group comprising of Man Sang International (B.V.I.) Limited, a British Virgin Islands company, and all its subsidiaries in Hong Kong and the PRC (the "Man Sang Group"), has served as Chairman of the Board of Directors and President of the Company since January 8, 1996, and of Man Sang International (B.V.I.) Limited since December 1995. Prior to the reorganization of the Man Sang Group (the "Group Reorganization") in December 1995, he had served as chairman and president of various companies within the Man Sang Group. Mr. Cheng has over 15 years experience in the pearl business and is responsible for overall planning, strategic formulation and business development of the Company.

     CHENG Tai Po, co-founder of the Man Sang Group, has served as Vice Chairman of the Company since January 8, 1996 and of Man Sang International (B.V.I.) Limited since December 1995. Prior to the Group Reorganization in 1995, he had served as vice-chairman of various companies within the Man Sang Group. Mr. Cheng has over 12 years experience in the pearl business and is responsible for purchasing and production of Chinese cultured pearls as well as overall planning, strategic formulation and business development of the Company.

     SIO Kam Seng, Sam, has served as Chief Executive Officer and a Director of the Company since January 8, 1996 and of Man Sang International (B.V.I.) Limited since December 1995. Mr. Sio also served as Chief Financial Officer of Man Sang International (B.V.I.) Limited and then the Company from April 1996 to June 1, 1996. Mr. Sio joined the Man Sang Group in 1995 and has been responsible for overall planning, strategic formulation, business development and daily operations. Prior to joining the Man Sang Group, from 1992 to 1995, Mr. Sio served as Assistant General Manager of Sime Insurance Brokers Group, a publicly traded Malaysia based insurance brokerage company. From 1989 to 1992, Mr. Sio served as Area Manager for Hong Kong Bank Insurance Group. Mr. Sio has over 15 years experience in sales, marketing and administrative management and is an associate of the Institute of Administrative Management of the United Kingdom.

     YAN Sau Man, Amy, has served as Vice President and a Director of the Company since January 8, 1996 and of the Man Sang International (B.V.I.) Limited since December of 1995. Ms. Yan joined the Man Sang Group in 1984 and has been responsible for overall marketing and sales activities of the Company.

     HUNG Kwok Wing, Sonny, has served as Vice President and a Director of the Company since November 1, 1996. Prior to joining the Company, Mr. Hung was employed as Deputy Manager of Dah Sing Bank from February 1996 to October 1996 and as Branch Manager of the Hong Kong Bank from 1991 to February 1996. Mr. Hung is responsible for formulation and execution of corporate policies and participates in the development and implementation of corporate planning programs. Mr. Hung received his bachelor's degree in finance and banking from San Francisco State University and master's degree in business administration from the University of Strathclyde, U.K.

     NG Hak Yee, Patrick, has served as Chief Financial Officer of the Company since March 7, 1997. He initially joined the Man Sang Group as Controller in April 1994 and served as Chief Financial Officer of Man Sang International (B.V.I.) Limited from December 1995 to March 1996. From April 1996 to March 1997, Mr. Ng first joined Termbray Industries International (Holdings) Ltd., a listed company in Hong Kong, and served as Group Financial Controller, and then established and managed an independent accounting firm in which he is still a principal, although he is no longer involved in the day-to-day operations of the firm. From April 1993 to March 1994, Mr. Ng was a Financial Controller of Paxar Far East Limited in Hong Kong. Mr. Ng was an auditor at KPMG Peat Marwick, an international accounting firm from 1985 to 1991. He is a certified public accountant, an associate of the Hong Kong Society of Accountants and also an associate of the Chartered Association of Certified Accountants.

     LAI Chau Ming, Matthew, has served as a Director of the Company since November 1996. Mr. Lai is currently employed as Senior Manager of Vickers Ballas Hong Kong Limited ("Vickers Ballas"). Prior to his joining Vickers Ballas in February 1996, Mr. Lai had served from 1972 to 1996 as Senior Manager of Sun Hung Kai Investment Company Limited, which is one of the biggest investment companies in Hong Kong. Mr. Lai has over 25 years experience in investment. He is experienced in the areas of financial management and planning.

     YUEN Ka Lok, Ernest, has served as a Director of the Company since November 1996. Mr. Yuen is a solicitor and is currently a Partner in the law firm of Messrs. Ivan Tang & Co ("ITC"). Mr. Yuen joined ITC as a Consultant since August of 1994 and became a Partner in January of 1996. Prior to his joining ITC, from March of 1992 to August of 1994, Mr. Yuen was employed as Assistant Solicitor at Messrs. Van Langenbery & Lau ("VLL") and Messrs. AB Nasir, respectively. Prior to his joining VLL, Mr. Yuen was an articled clerk at Robin Bridge & John Liu. From 1985 to 1987, Mr. Yuen was an audit trainee at Price Waterhouse, an international accounting firm. Mr. Yuen is experienced in civil and criminal litigations as well as general commercial transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the past three years, the Company has made advances to and received advances from Cheng Chung Hing, Ricky and Cheng Tai Po, the founders and principal shareholders of the Company. Advances to Cheng Chung Hing, Ricky totaled $-0- as of March 31, 1997. The maximum amount advanced to Cheng Chung Hing, Ricky during the past three years was $1,132,000. Advances to Cheng Tai Po totaled $-0- as of March 31, 1997. The maximum amount advanced to Cheng Tai Po during the past three years was $1,258,000. All such advances were made on an interest free basis and without definitive repayment terms.

     During the same period, Cheng Chung Hing, Ricky and Cheng Tai Po advanced funds to the Company on an interest free basis and repayable on demand. Advances from Cheng Chung Hing, Ricky totaled $-0- and advances from Cheng Tai Po totaled $-0- as of March 31, 1997. The maximum amount owed to Cheng Chung Hing, Ricky and to Cheng Tai Po during the past three years was $752,000 and -0-, respectively.

     Finally, during the past three years, Cheng Chung Hing, Ricky has utilized a leasehold property of the Company as his personal residence at no cost to Mr. Cheng. See "Executive Compensation".

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

     Based solely on a review of the copies of the forms provided to the Company, or written representations that no other filing of forms was required, the Company has found that: (i) Cafoong Limited became the beneficial owner of more than ten percent of the Common Stock on January 8, 1996 and such company filed Form 3 in respect thereof in February 1997; and (ii) Cheng Chung Hing, Ricky and Cheng Tai Po became the indirect beneficial owners of more than ten percent of the Common Stock on January 8, 1996 by virtue of their respective holding of 60% and 40% of all the issued and outstanding stock of Cafoong Limited and such individuals filed Form 3 in respect thereof on February 20, 1997.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

     The Company presently maintains no standing committees of its Board of Directors. The Company intends to evaluate the creation of a standing Audit Committee and a standing Compensation Committee at such time as the board deems appropriate.

     During the year ended March 31, 1997, the Board of Directors held one meeting which was attended by five of the directors, Cheng Chung Hing, Ricky; Cheng Tai Po; Sio Kam Seng, Sam; Yan Sau Man, Amy and Hung Kwok Wing, Sonny. Lai Chau Ming, Matthew and Yuen Ka Lok, Ernest did not attend this meeting.

COMPENSATION OF DIRECTORS

     No employee of the Company receives any compensation for his service as a Director, Each non-employee Director of the Company is paid a fee of $600 for each Board of Directors meeting or committee meeting attended. The Company also reimburses each Director for all expenses of attending such meetings.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended March 31, 1997 of the Company's Chief Executive Officer and each of its other officers who are the most highly compensated executive officers of the Company whose compensation exceeded $100,000 (the "Named Officers") during fiscal year 1997.

                                                                 ANNUAL COMPENSATION
                                                   ------------------------------------------------
                                                                                       OTHER ANNUAL
           NAME AND PRINCIPAL POSITION             YEAR(1)     SALARY       BONUS      COMPENSATION
-------------------------------------------------  -------     -------     -------     ------------
                                                      $           $           $             $
Cheng Chung Hing, Ricky..........................    1997      388,100     323,400        45,650(2)(3)
Chairman of the Board &                              1996      194,049          --        41,000(2)(3)
President                                            1995       51,726          --        48,890(2)(3)
Cheng Tai Po.....................................    1997      388,100     323,400            --
Vice Chairman                                        1996      194,049          --            --
                                                     1995       43,967          --            --
Sio Kam Seng, Sam................................    1997      129,366          --            --
                                                     1996       55,727          --            --
                                                     1995           --          --            --
Yan Sau Man, Amy.................................    1997      124,191          --            --
                                                     1996       88,394          --            --
                                                     1995       38,173          --            --

(1) Information is shown for the March 31 fiscal years of the Company and prior to January 8, 1996, of Man Sang International (B.V.I.) Limited, which employed the Named Officers. Each of the Named Officers began serving the Company in his or her capacity as indicated in the description of business experience above on January 8, 1996. The compensation shown for the Named Officers for the fiscal year ended March 31, 1995 and the period commencing on April 1, 1995 through January 7, 1996 was paid by Man Sang International (B.V.I.) Limited.

(2) Although the officers receive certain perquisites such as Company provided life insurance and medical insurance, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

(3) In addition to the amounts referred to in note (1) above, Cheng Chung Hing, Ricky is provided the right to use a leasehold property of the Company at no cost as his personal residence. The estimated fair rental value of such leasehold property was $45,650. The estimated fair rental value is based on the "rateable value" assessed by the Rating and Valuation Department of the Hong Kong Government. According to the Hong Kong Rating Ordinance (Cap.
    116), rateable value is an estimate of the annual rental of the relevant premises at a designated valuation reference date. When assessing a rateable value, all factors which would affect rental value, such as age and size of the premises, quality of finishes, location, transport facilities, amenities and open market rents, are considered.
---------------
No long-term compensation was paid to any of the Named Officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since the Company presently has no compensation committee, the compensation of the executive officers during the last completed fiscal year has been determined by the five employee directors, namely, Cheng Chung Hing, Ricky; Cheng Tai Po; Sio Kam Seng, Sam; Yan Sau Man, Amy and Hung Kwok Wing, Sonny.

     In determining the compensation for executive officers, factors such as the competitiveness of the compensation packages for attracting and retaining highly qualified executive officers; the efforts, skills and responsibilities of and contributions made by such executive officers, the financial performance of the Company and seniority of such executive officers, are considered.

     The determination of the compensation of the President and the CEO of the Company for the last completed fiscal year was made based upon each of such individuals' performance, ability and contribution to the Company while taking into account the needs for retaining highly qualified officers by providing competitive compensation packages. Based upon the financial performance of the Company for the last completed fiscal year, a special bonus was granted to Cheng Chung Hing, Ricky and Cheng Tai Po, President and Chairman of the Board and Vice Chairman, respectively.

PERFORMANCE GRAPH

     The following graph summarizes cumulative total shareholder return data (assuming reinvestment of dividends) for the period since the Company's Common Stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") on June 17, 1996. The measurement period hereto commenced on June 19, 1996 and ended on March 11, 1997, as there was no trading of the Common Stock of the Company for the period from June 5 to June 18, 1996. Likewise, there was no trading of common stock of IWI Holding Limited, a peer issuer selected by the Company ("IWI"), for the period from March 12 to March 31, 1997. Consequently, the trading price of the Common Stock of the Company on June 17, 1996 and the trading price of common stock of IWI on March 31, 1997 are not available. The commencement and ending dates of the measurement period selected by the Company are the closest to and after June 17, 1996, the date of registration of the Common Stock of the Company under Section 12 of the 1934 Act, and March 31, 1997, the end of the last completed fiscal year, where the trading prices for the common stock of IWI are also available. The graph assumes that $100 was invested on June 19, 1996.

     The stock price performance on the following graph is not necessarily indicative of future stock price performance or the financial performance of the Company for the fiscal year ended March 31, 1997. Shareholders are encouraged to review the financial statements of the Company contained in the accompanying Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997.

             Measurement Period                Man Sang Holdings Inc.    IWI Holding Limited
           (Fiscal Year Covered)                    Common Stock                Common
6/19/96                                                100                      100
3/11/97                                                 21                       46

---------------

As there is no broad equity market index for the OTC Bulletin Board where the Company's Common Stock is traded and there is no published industry or line-of-business index for the pearl or jewelry business in which the Company is engaged, the Company selected IWI as a peer issuer for comparison. IWI is engaged primarily in the design, assembly, merchandizing and wholesale distribution of jewelry and whose shares are traded on NASDAQ.

EMPLOYMENT CONTRACTS

     The Company has no employment agreements with any of its officers or employees. The salaries of the Company's principal officers have been fixed for the fiscal year ending March 31, 1998 as follows:

                               NAME                             SALARY      HOUSING ALLOWANCE
    ----------------------------------------------------------  -------     -----------------
                                                                   $                $
    Cheng Chung Hing, Ricky...................................  388,100           45,650
    Cheng Tai Po..............................................  388,100               --
    Sio Kam Seng, Sam.........................................  129,366               --
    Yan Sau Man, Amy..........................................  129,366               --
    Hung Kwok Wing, Sonny.....................................  129,366               --
    Ng Hak Yee, Patrick.......................................  129,366               --

     A discretionary performance bonus may be awarded to each principal officer by the Board of Directors.

                                   PROPOSAL 2
                       RATIFICATION OF THE APPOINTMENT OF
              DELOITTE TOUCHE TOHMATSU AS INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Deloitte Touche Tohmatsu as independent accountants for the fiscal year ended March 31, 1997 and has further directed that the selection of such independent accountants be submitted for ratification by the shareholders at the Annual Meeting. Deloitte Touche Tohmatsu will have one or more representatives at the Annual Meeting. Such representatives will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.

     Effective on March 31, 1996, the Board of Directors dismissed its then independent accountants, Mantyla, McReynolds & Associates ("MMA"), a Salt Lake City, Utah, a certified public accounting firm, and replaced that firm with Deloitte Touche Tohmatsu. During the Company's past two fiscal years, MMA prepared no financial statements for the Company which contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and MMA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of MMA would have caused them to make reference to the subject matter of such disagreement in connection with any report it may have prepared.

SHAREHOLDERS PROPOSALS FOR 1998 ANNUAL MEETING

     Any shareholder proposal intended for inclusion in proxy materials for the 1998 annual meeting of the shareholders must be received in proper form by the Company at its principal office no later than March 22, 1998.

OTHER MATTERS

     The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

ANNUAL REPORTS

     A copy of the Company's 1997 Annual Report to shareholders, which is the Company's annual report on Form 10-KSB for the fiscal years ended March 31, 1997 accompanies this Proxy Statement. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference therein

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOP PROVIDED.

                                          By Order of the Board of Directors

                                          /s/ Sam Sio
                                          Sam Sio
                                          Secretary of the Company

Hong Kong
August 27, 1997

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I,3

                            MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                             39 CHATHAM ROAD SOUTH
                        TSIMSHATSUI, KOWLOON, HONG KONG

      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 8,
                                      1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Cheng Chung Hing, Ricky and Cheng Tai Po, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Man Sang Holdings, Inc., a Nevada corporation (the "Company"), on September 8, 1997, at 10:00 a.m., or at any adjournment or adjournment thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote as if personally present.

     1. GRANTING _______ WITHHOLDING _______ authority to vote for the election as directors of the Company the following nominees:

       (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
        NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

     Cheng Chung Hing, Ricky; Cheng Tai Po; Sio Kam Seng, Sam; Yan San Man,
                          Amy; Hung Kwok Wing, Sonny;
      Lai Chau Ming, Matthew; Yuen Ka Lok, Ernest and Ng Hak Yee, Patrick.

     2. Proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent accountants.

      [ ] FOR                       [ ] AGAINST             [ ] ABSTAIN

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                  (continued, and to be signed, on other side)

                          (continued from other side)
         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS. IF ANY OTHER MATTER SHOULD COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF PROXIES.

         PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR CORPORATE OFFICER, PLEASE INDICATE THE CAPACITY IN WHICH SIGNING.

                                            Dated: , 1997

                                            -------------------------------
                                                       SIGNATURE

                                            -------------------------------
                                               SIGNATURE IF HELD JOINTLY

                                            PLEASE MARK, SIGN, DATE AND
                                            RETURN THIS PROXY PROMPTLY
                                            USING THE ENCLOSED ENVELOPE.